                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): April 11, 2000



                       GENSTAR THERAPEUTICS CORPORATION
            (Exact name of registrant as specified in its charter)

        DELAWARE                      0-27264              33-0687976
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)      Identification Number)

10835 ALTMAN ROW, SUITE 150 SAN DIEGO, CA                        92121
(Address of principal executive offices)                     (Zip Code)


  Registrant's telephone number, including area code:    (858) 450-5949


                                 UROGEN CORP.
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

In January 2000, GenStar Therapeutics Corporation (the "Company"), formerly UroGen Corp., raised $8,308,588 from the private placement of units consisting of an aggregate of 6,362,801 shares of common stock and warrants for an additional 1,773,899 shares of common stock to twenty-two institutional and private accredited investors. The warrants are exercisable for five years from issuance and have an exercise price of $0.75 per share.

In February 2000, the Company raised $17,000,000 from the private placement of 2,000,000 shares of common stock to three institutional accredited investors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (b) PRO FORMA FINANCIAL INFORMATION

            Unaudited Pro Forma Balance Sheet as of December 31, 1999

        (c) EXHIBITS.

            None

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2000
                                        GENSTAR THERAPEUTICS CORPORATION


                                     By: /s/ Carin D. Sandvik
                                        ----------------------------------
                                                   Carin D. Sandvik
                                                 Corporate Controller
                                                 & Corporate Secretary

                       GENSTAR THERAPEUTICS CORPORATION
                       (A DEVELOPMENT STAGE ENTERPRISE)
                            (Formerly UroGen Corp.)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               December 31, 1999


     The Unaudited Pro Forma Balance Sheet of GenStar Therapeutics Corporation (the "Company") as of December 31, 1999 gives effect to the private placement of 6,362,801 shares of Common Stock and warrants for 1,773,899 shares of common stock in January 2000 which raised $8.3 million and the private placement of 2,000,000 shares of Common Stock in February 2000 which raised $17.0 million.

     The Unaudited Pro Forma Balance Sheet is presented for informational purposes only and does not purport to represent what the Company's financial position as of December 31, 1999 would actually have been had the had the financings occurred on December 31, 1999. The Unaudited Pro Forma Balance Sheet should be read in conjunction with the consolidated financial statements of the Company and related notes thereto and the information set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company" included in GenStar Therapeutics Corporation's Form 10-KSB for the year ended December 31, 1999.

                       GENSTAR THERAPEUTICS CORPORATION
                       (A DEVELOPMENT STAGE ENTERPRISE)
                            (Formerly UroGen Corp.)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               December 31, 1999


                                                                             Pro Forma
                                                        Historical         Adjustment (A)           Pro Forma
                                                    ------------------  ---------------------  -------------------
ASSETS
   Cash and cash equivalents                             $    921,994            $23,458,188         $ 24,380,182
   Other current assets                                       123,669                                     123,669
                                                         ------------                                ------------
       Total current assets                                 1,045,663                                  24,503,851

Property and equipment, net                                   569,121                                     569,121
Investments underlying deferred compensation                  134,308                                     134,308
Other assets                                                   77,821                      -               77,821
                                                         ------------   --------------------         ------------
                                                         $  1,826,913            $23,458,188         $ 25,285,101
                                                         ============   ====================         ============

LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)
Current liabilities                                      $    597,952                                $    597,952
Capital lease obligation, net of current portion               51,314                                      51,314
Deferred compensation                                         206,962                                     206,962
Advance from related party                                  1,876,003                                   1,876,003

Stockholders' equity (deficit):
   Preferred Stock - $0.01 par value, 5,000,000
      Shares authorized:
         Series A Preferred Stock, 5,830 and 5,830
           issued and outstanding, historical and                  58                                          58
           pro forma, respectively
         Series B Preferred Stock, 2,998 and 2,998
           issued and outstanding, historical and                  30                                          30
           pro forma, respectively
   Common Stock - $0.001 par value, 40,000,000
       Shares authorized; 12,104,101 and
        20,466,901
       Issued and outstanding, historical and                  12,104            $     8,363               20,467
       Pro forma, respectively
   Additional paid-in capital                              11,606,880             23,449,825           35,056,705
   Deficit accumulated during development stage           (12,524,390)                     -          (12,524,390)
                                                         ------------   --------------------         ------------
         Total stockholders' equity (deficit)                (905,318)            23,458,188           22,552,870
                                                         ------------   --------------------         ------------
                                                         $  1,826,913            $23,458,188         $ 25,285,101
                                                         ============   ====================         ============

                       GENSTAR THERAPEUTICS CORPORATION
                       (A DEVELOPMENT STAGE ENTERPRISE)
                            (Formerly UroGen Corp.)
                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                               December 31, 1999

1. The Unaudited Pro Forma Balance Sheet of GenStar Therapeutics Corporation (the "Company") as of December 31, 1999 gives effect to the private placement of 6,362,801 shares of Common Stock and warrants for 1,773,899 shares of common stock in January 2000 which raised $8.3 million and the private placement of 2,000,000 shares of Common Stock in February 2000 which raised $17.0 million.

2.   Pro Forma Adjustment:

     A. To record the proceeds from the private placement of 8,362,800 shares of Common Stock and warrants for 1,773,899 shares of Common Stock in January 2000 and February 2000. Net proceeds from these financings was $23,458,188.